                                                         Exhibit 10.18
                                                         of Form 10KSB

     SYNTHETECH, INC.                                    PURCHASE
                                                            ORDER
     1290 Industrial Way PO Box 646
     Albany, Oregon 97321
     Ph: 541-967-6575
     FAX: 541-967-9424

The following number must appear on all related correspondence, shipping papers, and invoices:
P.O. NUMBER:  72409 ADDENDUM

To:                                     Ship To:
     CE/Western                         NA
     1025 Bain SE
     Albany, Oregon
     97321

 P.O. DATE    REQUISITIONER    SHIP VIA   F.O.B. POINT        TERMS
  8/23/96          MRM            NA           NA


 QTY    UNIT                          DESCRIPTION   UNIT PRICE  TOTAL

               Contractor shall provide the engineering design for
               the chemical production facility, complete the city
               building permit requirements and complete the ODEQ construction permit requirements per the attached work scope. The work includes Civil, Architectural, Structural, Mechanical, HVAC and Electrical.
  1                                                PRICE PER ATTACHED
QUOTATION            $240,000                                 $240,000

                                                  SUBTOTAL    $240,000

                                                 SALES TAX

                                     SHIPPING AND HANDLING

                                                     OTHER

                                                     TOTAL    $240,000

1.   Please send two copies of your invoice.

                                           \s\ Mitchell R. McVay
                                           8/23/96
                                        X
                                             Authorized by
Date

             Proposal to Provide Professional Engineering

                 Services and Construction Management











                             Submitted to



                           SYNTHETECH, INC.



                            Albany, Oregon











                             Submitted by



                     CE/WESTERN ENGINEERING, INC.





                             May 24, 1996

Synthetech, Inc. Proposal
                                       Project No. 2091


     SCOPE OF WORK

     Listed below is the Scope of Work from CE/Western
     Engineering for this project:

     TASK 1 - Structural and Value Engineering
           Perform a redesign of building based on H3 Occupancy Rating with input from contractor, owner and suppliers.
           Provide required structural drawings for permitting and field construction of building

     TASK 2 - On-Site Construction Coordination and Management
           Provide coordination of contractors, required inspections, and project status for owner.

     TASK 3 - Mechanical and Electrical Design
           Provide engineering services and coordination as requested by owner.

                              Synthetech, Inc. Proposal
                                       Project No. 2091


     FEE BASIS AND SCHEDULE

     We propose to furnish the described work on an engineering service and reimbursable expense basis.
     The estimated cost for our services follows:

               SCOPE TASK 1             $ 135,000

               SCOPE TASK 2             See attached rates

               SCOPE TASK 3             See attached rates

     In addition, all expenses related to this work will be invoiced at the actual cost incurred and will include, but not be limited to, automobile mileage, copies, telephone, living expenses, all travel costs and any other direct expenses (please see next page).

     Progressive Payments

     Project progressive billings are to be made at the end of each month. Each monthly invoice will be based upon the services provided for that month, in accordance with the enclosed Billing Rate Schedule. Payments are due within thirty days following the billing date. All invoiced amounts not paid within forty-five (45) days of issue shall be subject to late charges at the rate of one and one-half percent (1.5%) per month.

     Project Duration and Schedule

     Upon receipt of an authorized approval signature, the work will be scheduled to begin as soon as possible and will be coordinated with the requirements of both parties.

                              Synthetech, Inc. Proposal
                                       Project No. 2091

            STANDARD BILLING RATE SCHEDULE (Revised May 01,
                                 1995)

     Labor:

          Principals

               Merel Jones                  $85/Hr

               Brian Downs                  $75/Hr

          Structural Engineer               $65/Hr

          Civil Engineer                    $65/Hr

          Mechanical Engineer               $60/Hr

          Environmental Specialist          $55/Hr

          Project Coordinator               $60/Hr

          Control Consultant                $45/Hr

          Electrical Engineer               $65/Hr

          CAD Drafter                   $25-$35/Hr

          CAD Designer                  $35-$45/Hr

          Computer Specialists              $65/Hr

          Accounting                        $35/Hr

          Administrative/Clerical           $25/Hr

          CAD/Computer Time               $8.50/Hr

     Expenses:

          Travel and Living Expenses       At Cost

          Phone, Fax, Postage, Fed Ex      At Cost

          Drawing Plots                  $4.00/ea.

          Blueprints                     $3.50/ea.

          Mileage                       $0.30/mile

          Photocopies                    $0.15/ea.

                         Synthetech, Inc. Proposal
                                       Project No. 2091
     APPROVALS

     Scope Changes
     Any scope changes from this proposal will be reviewed and agreed to by both parties.
     Additional work entered into as a result of such changes will be authorized through the use of a written change order signed by the client's representative and by Merel Jones for CE/Western
     Engineering. Any additional fees resulting from the change order will be itemized on monthly invoices.

     Engineer's Responsibilities
     CE/Western Engineering will be responsible for the professional quality and technical accuracy of all designs, drawings, specifications, and other services furnished by CE/Western Engineering under this agreement. We shall, at our own cost, correct or revise any errors or deficiencies in the designs, drawings, and specifications.

     CE/Western Engineering warrants that its services are performed under the general direction of Registered Professional Engineers and with the usual thoroughness and competence of the engineering standards. No other warranty or representation, either express or implied, is included or intended in its proposals, contract or repairs, either written or oral.

     Cancellation Clause
     In the event of cancellation of the project, CE/Western Engineering will be paid for work up to the time of cancellation any balance due. Also, CE/Western Engineering will be paid a 15% cancellation fee on work not completed at the time of cancellation.

     Default
     In the event either party fails to perform its obligation under this agreement, the other parties shall have remedies provided by the law.

     Approvals
     This proposal must be signed and returned to CE/Western Engineering within forty-five (45) days to be valid.

     CE/WESTERN ENGINEERING, INC.


     /s/ Merel A. Jones by BUD               /s/ Scott
     A. Wright
     ____________________________
     ____________________________
     Merel A. Jones, P.E.                    Scott A.
     Wright
     President                     Project Coordinator

     SYNTHETECH, INC.


     /s/ Mitchell R. McVay
     ____________________________
     Authorized Representative